UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 JANUARY 2, 2007
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
                             ----------------------
             (Exact name of Registrant as specified in its Charter)

       United States                       0-51093             22-3803741
-----------------------------          ---------------         ----------
 (State or other jurisdiction          (SEC Commission        (IRS Employer
     of incorporation)                    File No.)           Identification
                                                                 Number)

120 Passaic Avenue, Fairfield, New Jersey                    07004
-----------------------------------------                ------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (973)244-4500
                                                    -------------

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     (a) On January 2, 2007, the Audit Committee of the Kearny Financial Corp. (the "Company") Board of Directors determined that the Company will need to restate the financial statements contained in its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2006 and September 30, 2006 (collectively, the "Financial Statements") and the previously issued Financial Statement should no longer be relied upon.

     The Company previously disclosed its intention to reclassify its portfolio of securities held to maturity (consisting primarily of municipal bonds and to a lesser degree U.S. government obligations) to available for sale during the quarter ending December 31, 2006, for the purpose of executing sales of the municipal bonds at opportune times. A decline in pre-tax income reduces the advantage of holding tax-exempt instruments and their yield is substantially below market. The carrying value of the municipal bond portfolio was $199.0 million at September 30, 2006. During the three months ended December 31, 2006, the Company sold $105.9 million of the bonds recording a nominal gain.

     The determination has now been made by the Audit Committee that under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," an error was made in not making this reclassification during the quarter ended March 31, 2006 when the Company sold all of the government agency notes held in the portfolio. Notwithstanding the Company's decision to make the reclassification during the quarter ended December 31, 2006 in order to permit management to make periodic sales of securities from this portfolio when the opportunity presents itself, proper accounting treatment of the securities held to maturity portfolio required the change to already have been made. Furthermore, the Audit Committee believes that this reclassification should be extended to mortgage-backed securities held to maturity and included in the Financial Statements for the fiscal year ended June 30, 2006 and quarterly periods ended March 31, 2006 and September 30, 2006.

     The effect of this change is that the securities will be reported in the Financial Statements at fair value instead of at amortized cost, which will result in a change in the value of these assets previously reported on the statements of financial condition at March 31, 2006, June 30, 2006 and September 30, 2006. Carrying these securities at fair value will impact the accumulated other comprehensive income (loss), which is a component of stockholders' equity. The adjustments to be made to the Financial Statements are non-cash in nature and do not result in changes to the income statements or previously reported total net income for any period.

     The Company intends to file the restated Financial Statements during the first quarter of the 2007 calendar year. The Audit Committee for the Company discussed with the Company's independent accountant the matters disclosed in this filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        KEARNY FINANCIAL CORP.


Date: January 8, 2007               By: /s/ William C. Ledgerwood
                                       -----------------------------------------
                                       William C. Ledgerwood
                                       Senior Vice President and Chief Financial
                                       Officer